UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017 (May 5, 2017)

Owens & Minor, Inc. (Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation	1-9810 (Commission File Number)	54-1701843 (IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia (Address of principal executive offices)	23116 (Zip Code)

Registrant's telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2017 at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Owens & Minor, Inc. (the “Company), the shareholders approved the Owens & Minor, Inc. 2017 Teammate Stock Purchase Plan (“2017 Plan”), which had been approved by the Company's Board of Directors on February 9, 2017, subject to shareholder approval. The description of the 2017 Plan included in the Company's proxy statement filed with the Securities and Exchange Commission on March 22, 2017 is incorporated herein by reference.
Additionally, on May 5, 2017, following the Annual Meeting of Shareholders, the Board of Directors (the “Board”) of the Company appointed P. Cody Phipps, President & Chief Executive Officer, as the Company’s Chairman of the Board. The Board also appointed Anne Marie Whittemore as Lead Director and approved the following committee assignments:

Audit Committee
Lemuel E. Lewis , Chairman
John W. Gerdelman
Eddie N. Moore, Jr.
Robert C. Sledd
Anne Marie Whittemore, ex officio

Compensation & Benefits Committee
Robert C. Sledd, Chairman
Barbara B. Hill
Martha H. Marsh
James E. Rogers
David S. Simmons
Anne Marie Whittemore, ex officio

Governance & Nominating Committee
Martha H. Marsh, Chairman
Stuart M. Essig
Lemuel E. Lewis
Eddie N. Moore, Jr.
James E. Rogers
Anne Marie Whittemore, ex officio

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 9, 2017, the Board of Directors approved an amendment and restatement of the Bylaws of the Company, to take effect on May 5, 2017, to reduce the number of directors constituting the Board of Directors from 12 to 11 to reflect the number of directors comprising the Board immediately following the Annual Meeting of Shareholders on May 5, 2017. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Company’s 2017 Annual Meeting of Shareholders on May 5, 2017, the matters described below were voted upon and approved as indicated. There were 61,107,013 shares of common stock entitled to vote at the meeting and 57,307,659 shares were voted in person or by proxy (approximately 93.78% of shares entitled to vote).

(1)	Election of eleven directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stuart M. Essig	51,611,668	225,869	117,637	5,352,485
John W. Gerdelman	51,722,834	157,350	74,990	5,352,485
Barbara B. Hill	51,643,247	197,253	114,674	5,352,485
Lemuel E. Lewis	51,627,062	210,709	117,403	5,352,485
Martha H. Marsh	51,661,409	219,276	74,489	5,352,485
Eddie N. Moore, Jr.	51,453,052	414,082	88,040	5,352,485
P. Cody Phipps	50,708,335	1,044,691	202,148	5,352,485
James E. Rogers	51,308,603	557,636	88,935	5,352,485
David S. Simmons	51,647,632	190,764	116,778	5,352,485
Robert C. Sledd	51,524,011	343,377	87,786	5,352,485
Anne Marie Whittemore	50,154,604	1,727,660	72,910	5,352,485

(2)	Approval of the Owens & Minor, Inc. 2017 Teammate Stock Purchase Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,565,284	293,472	96,418	5,352,485

(3)	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,287,498	1,897,760	122,401	5,352,485

(4)	Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,690,194	3,025,003	239,977	5,352,485

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1    Amended and Restated Bylaws of the Company
10.1    Owens & Minor, Inc. 2017 Teammate Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 22, 2017 (File No. 001-09810))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 8, 2017                By:     /s/ Nicholas J. Pace
Name: Nicholas J. Pace
Title: Senior Vice President, General             Counsel and Corporate Secretary

Exhibit Index

Exhibit No.            Description

3.1                Amended and Restated Bylaws of the Company

10.1	Owens & Minor, Inc. 2017 Teammate Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 22, 2017 (File No. 001-09810))